UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2016

RigNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35003	76-0677208
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1880 S. Dairy Ashford, Suite 300 Houston, Texas	77077-4760

(Address of principal executive offices)	(zip code)

(281) 674-0100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01.	Other events.

RigNet, Inc. (the “Company”) has adopted a new form of restricted stock unit award agreement (“RSU Award Agreement”), a new form of performance unit award agreement (“PUA Agreement”), a new form of incentive stock option award agreement (“ISO Award Agreement”), a new form of nonqualified stock option award agreement (“NSO Award Agreement”), and a new form of restricted stock award agreement (“RSA Agreement”) under the terms of the Company’s 2010 Omnibus Incentive Plan, as amended. The forms of the RSU Award Agreement, PUA Agreement, ISO Award Agreement, the NSO Award Agreement, and the RSA Agreement are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Exhibit Description

10.1	Form of Restricted Stock Unit Award Agreement under the RigNet, Inc. 2010 Omnibus Incentive Plan, as amended.

10.2	Form of Performance Unit Award Agreement under the RigNet, Inc. 2010 Omnibus Incentive Plan, as amended.

10.3	Form of Incentive Stock Option Award Agreement under the RigNet, Inc. 2010 Omnibus Incentive Plan, as amended.

10.4	Form of Nonqualified Stock Option Award Agreement under the RigNet, Inc. 2010 Omnibus Incentive Plan, as amended.

10.5	Form of Restricted Stock Award Agreement under the RigNet, Inc. 2010 Omnibus Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGNET, INC.

By:	/s/ William D. Sutton
William D. Sutton
Senior Vice President, General Counsel

Dated: May 27, 2016

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

10.1	Form of Restricted Stock Unit Award Agreement under the RigNet, Inc. 2010 Omnibus Incentive Plan, as amended.

10.2	Form of Performance Unit Award Agreement under the RigNet, Inc. 2010 Omnibus Incentive Plan, as amended.

10.3	Form of Incentive Stock Option Award Agreement under the RigNet, Inc. 2010 Omnibus Incentive Plan, as amended.

10.4	Form of Nonqualified Stock Option Award Agreement under the RigNet, Inc. 2010 Omnibus Incentive Plan, as amended.

10.5	Form of Restricted Stock Award Agreement under the RigNet, Inc. 2010 Omnibus Incentive Plan, as amended.